U.S. Global Leaders Growth Fund

                               Semi-Annual Report

                                December 31, 1997

                        U.S. Global Leaders Growth Fund

Dear Fellow Long-Term Investor:

Although it is neither our objective nor expectation that U.S. Global Leaders Growth Fund will be the best performing mutual fund in any one year or short term time period, it is nevertheless gratifying that the following total return results in 1997 and since inception do represent top tier performance:
                                                            Inception
                                 9/30/95 to Date
                                                1997       (Annualized)

U.S. Global Leaders Growth Fund                 40.46%         31.20%
U.S. Global Leaders Growth Fund
  (After-Tax)                                   40.46          31.00

S&P 500 Index                                   33.34          27.75
Lipper Growth Fund Index                        28.08          21.31
Lipper International Fund Index                  7.26          10.37

It is our goal to build a portfolio of sustainable growth companies with a global reach that will play a sound core role in each shareholder's long term financial plan and to provide superior investment returns over time. Toward that end, we feel very comfortable with the earnings prospects for 1998 and beyond for the Fund's portfolio companies, as well as their absolute and relative valuations. If we were to construct an investment environment scenario where the companies in which we invest would most likely excel, it would be very close to the global economic, monetary and political conditions that presently exist.

The Asian crisis -- which we believe has passed its peak of intensity -- is actually improving the longer-term prospects for many of the portfolio companies with representation in that region. The international financial markets are forcing these Asian countries to reform their fiscal, monetary, regulatory and political policies and practices which, on balance, should play out to the benefit of our "Global Leaders." Even in the short-term, strategic opportunities that otherwise would not have been presented are being seized, e.g. American International Group's purchase of a Thai financial institution and Coca Cola's purchase of a soft drink bottling subsidiary of a Korean conglomerate.

Strong corporate earnings results -- which in part are dividends from the restructuring in the 1980's and technology investments in the 1990's -- have fueled the unprecedented sustained strength of the stock market. Profit margins have reached their highest level in thirty-five years, having been boosted by lower interest rates on corporate debt and a meaningful decline in wage costs as a percent of pre-tax profits. However, the benefits from these factors are largely played out for most companies. Accordingly, in 1998's slower growth economy there should be a significant deceleration in the rate of earnings gains for corporations in the aggregate including the S&P 500 Index companies. Thus, the high rewards for just having been invested in equities these past several years are highly unlikely to be sustained. This year -- and for the foreseeable future -- superior investment results will be more closely tied to superior earnings gains. Although there can be no assurances of future returns, given our current estimates that the average earnings gains for our "Global Leaders" will approximate 20 percent, we believe that the Fund's investment performance will continue to be favorable on both an absolute and relative basis.

It is said that successful investing, like success itself, is a journey not a destination. We are gratified that you have chosen to invest with U.S. Global Leaders Growth Fund. We are committed to making it a safe and rewarding experience.

Cordially,

/s/


George M. Yeager

























"Patience is the companion of wisdom."     St. Augustine

                        U.S. Global Leaders Growth Fund

SCHEDULE OF INVESTMENTS
at December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------
   Shares   COMMON STOCKS: 99.5%                             Market Value
--------------------------------------------------------------------------------
            Beverages: 3.1%
   20,300   Coca-Cola Company.............................    $ 1,352,487
                                                              -----------

            Business and Information Services: 8.0%
   31,700   Automatic Data Processing, Inc................      1,945,588
   40,050   Robert Half International, Inc.*..............      1,602,000
                                                                ---------
                                                                3,547,588
                                                                ---------

            Computer Software: 2.6%
    8,900   Microsoft Corp.*..............................      1,150,325
                                                                ---------
            Consumer Services: 8.2%
  105,800   Cendant Corp.*................................      3,636,875
                                                                ---------

            Drug Delivery Systems: 4.6%
   63,400   ALZA Corp.*...................................      2,016,912
                                                                ---------

            Entertainment and Lodging: 5.6%
   25,100   Marriott International, Inc...................      1,738,175
    7,550   Walt Disney Company...........................        747,922
                                                                  -------
                                                                2,486,097
                                                                ---------
            Express Delivery Services: 3.3%
   23,600   FDX Corp.*....................................      1,441,075
                                                                ---------

            Financial Services: 6.8%
   30,800   Charles Schwab Corp...........................      1,291,675
   29,400   State Street Corp.............................      1,710,713
                                                                ---------
                                                                3,002,388
                                                                ---------
            Foods: 1.9%
   10,600   Wm. Wrigley Jr. Company.......................        843,363
                                                                  -------

            Food Services: 4.2%
   39,200   McDonald's Corp...............................      1,871,800
                                                                ---------

            Health Products: 7.1%
   21,800   Abbott Laboratories...........................      1,429,262
   25,800   Johnson & Johnson.............................      1,699,575
                                                                ---------
                                                                3,128,837
                                                                ---------
            Household Products: 4.8%
   17,000   Colgate-Palmolive Company.....................      1,249,500
   11,200   Procter & Gamble Company......................        893,900
                                                                  -------
                                                                2,143,400
                                                                ---------

                        U.S. Global Leaders Growth Fund

SCHEDULE OF INVESTMENTS
at December 31, 1997 (Unaudited) , Continued
--------------------------------------------------------------------------------
   Shares                                                    Market Value
--------------------------------------------------------------------------------
            Insurance: 3.4%
   13,700   American International Group, Inc.............    $ 1,489,875
                                                              -----------

            Mass Merchandising: 4.6%
   51,850   Wal-Mart Stores, Inc..........................      2,044,834
                                                                ---------

            Oil Services: 4.7%
   26,000   Schlumberger Ltd..............................      2,093,000
                                                                ---------

            Pharmaceuticals: 9.8%
   17,700   Merck & Company, Inc..........................      1,880,625
   32,700   Pfizer, Inc...................................      2,438,194
                                                                ---------
                                                                4,318,819
                                                                ---------
            Specialty Retailing: 14.2%
   43,250   Home Depot, Inc...............................      2,546,344
   69,000   Staples, Inc.*................................      1,914,750
   50,400   Tiffany & Company.............................      1,817,550
                                                                ---------
                                                                6,278,644
                                                                ---------
            Toiletries: 2.6%
   11,346   Gillette Company..............................      1,139,564
                                                                ---------


            Total Common Stocks (cost $33,103,991)........     43,985,883
                                                               ----------

Principal
Amount      REPURCHASE AGREEMENT: 0.6%
--------------------------------------------------------------------------------
 $257,000   Star Bank Repurchase Agreement, 5.50%,
            dated 12/31/1997, due 1/2/1998, collateralized
            by $257,000 GNMA, (proceeds $257,079)
            (cost $257,000)...............................        257,000
                                                                  -------

            Total Investment in Securities
              (cost $33,360,991+): 100.1%.................     44,242,883
            Liabilities in excess of Other Assets: (0.1)%.        (22,314)
                                                                  -------
            Total Net Assets: 100.0% .....................    $44,220,569
                                                              ===========


*Non-income producing security.


                        U.S. Global Leaders Growth Fund

SCHEDULE OF INVESTMENTS
at December 31, 1997 (Unaudited) , Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
+ At December 31, 1997, the cost of securities for Federal tax purposes was the same as the basis for financial reporting. Unrealized appreciation and depreciation of securities were as follows:

            Gross unrealized appreciation.................    $10,898,896
            Gross unrealized depreciation.................        (17,004)
                                                                  -------
                  Net unrealized appreciation.............    $10,881,892
                                                              ===========

See accompanying Notes to Financial Statements.

                        U.S. Global Leaders Growth Fund


STATEMENT OF ASSETS AND LIABILITIES
at December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at value
      (cost $33,360,991) .................................    $44,242,883
   Cash...................................................              2
   Receivables:
      Fund shares sold....................................        143,606
      Dividends and interest..............................         29,614
   Prepaid expenses.......................................          4,384
                                                                    -----
         Total assets ....................................     44,420,489
                                                               ----------

LIABILITIES
   Payables:
      Advisory fees.......................................         34,892
      Administration fee..................................          5,407
      Securities purchased................................        142,280
      Fund shares redeemed................................         12,721
   Accrued expenses.......................................          4,620
                                                                    -----
         Total liabilities................................        199,920
                                                                  -------


NET ASSETS      ..........................................    $44,220,569
                                                              ===========

Netasset value,  offering and redemption price per share  ($44,220,569/2,421,709 shares outstanding; unlimited number of shares
   authorized without par value)........................           $18.26
                                                                   ======

COMPONENTS OF NET ASSETS
   Paid-in capital .......................................    $34,028,782
   Accumulated net investment loss........................       (164,344)
   Accumulated net realized loss on investments...........       (525,761)
   Net unrealized appreciation on investments.............     10,881,892
                                                               ----------
      Net assets .........................................    $44,220,569
                                                              ===========

See accompanying Notes to Financial Statements.

                        U.S. Global Leaders Growth Fund

STATEMENT OF OPERATIONS
For the Six Months Ended December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME
   Income
      Dividends...........................................      $ 164,892
      Interest............................................         11,745
                                                                   ------
         Total income.....................................        176,637
                                                                  -------
   Expenses
      Advisory fees ......................................        189,491
      Administration fee..................................         37,898
      Registration fees...................................         18,655
      Fund accounting fees................................         10,166
      Transfer agent fees.................................          7,174
      Audit fee...........................................          6,378
      Custody fees........................................          5,547
      Reports to shareholders.............................          2,521
      Trustee fees........................................          1,970
      Miscellaneous.......................................          1,618
      Legal fees..........................................          1,594
      Insurance...........................................            278
                                                                      ---
         Total expenses...................................        283,290
         Less: expenses waived and reimbursed.............         (2,843)
                                                                   ------
         Net expenses.....................................        280,447
                                                                  -------
            Net investment loss ..........................       (103,810)
                                                                 --------


REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
   Net realized loss from security transactions ..........       (411,477)
   Net change in unrealized appreciation on
     investments .........................................      4,608,112
                                                                ---------
         Net realized and unrealized gain on investments .      4,196,635
                                                                ---------
            Net increase in net assets resulting from
              operations .................................     $4,092,825
                                                               ==========

See accompanying Notes to Financial Statements.

                        U.S. Global Leaders Growth Fund

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                            Six Months          Year
                                               Ended            Ended
                                        December 31, 1997*  June 30, 1997
--------------------------------------------------------------------------------

INCREASE IN NET ASSETS FROM:
OPERATIONS
Net investment loss......................     $ (103,810)     $ (58,693)
Net realized loss from security
  transactions ..........................       (411,477)       (15,039)
Net change in unrealized appreciation
  on investments.........................      4,608,112      5,281,680
                                               ---------      ---------
   Net increase in net assets resulting
     from operations ....................      4,092,825      5,207,948
                                               ---------      ---------

DIVIDENDS AND DISTRIBUTIONS
  TO SHAREHOLDERS
Net realized gain on investments.........            -0-       (104,225)
                                                      -        --------

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
  net change in outstanding shares (a)...     13,275,605     12,727,973
                                              ----------     ----------
   Total increase in net assets .........     17,368,430     17,831,696

NET ASSETS
Beginning of period .....................     26,852,139      9,020,443
                                              ----------      ---------
End of period ..........................     $44,220,569    $26,852,139
                                             ===========    ===========

(a) A summary of capital shares transactions is as follows:

                           Six Months                    Year
                              Ended                      Ended
                       December 31, 1997*            June 30, 1997
--------------------------------------------------------------------------------
                       Shares      Value        Shares         Value
--------------------------------------------------------------------------------
Shares sold.........   790,943   $13,576,902    965,711    $13,651,352
Shares issued in
  reinvestment of
   distribution.....       -0-           -0-      8,208        103,752
Shares redeemed.....   (17,383)     (301,297)   (72,466)    (1,027,131)
                       -------      --------    -------     ----------
Net increase .......   773,560   $13,275,605    901,453    $12,727,973
                       =======   ===========    =======    ===========


*Unaudited.

See accompanying Notes to Financial Statements.

                        U.S. Global Leaders Growth Fund

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout each period
------------------------------------------------------------------------------------------------------------------------------------
                                      Six Months   Year      Sept. 29, 1995*
                                        Ended      Ended         through
                                    Dec. 31, 1997#June 30, 1997June 30, 1996
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning
   of period .........................  $16.29      $12.08     $10.00
                                        ------      ------     ------
Income from investment operations:
   Net investment (loss) income ......    (.03)       (.04)       .01
   Net realized and unrealized gain
      on investments .................    2.00        4.39       2.08
                                          ----        ----       ----
Total from investment operations......    1.97        4.35       2.09
                                          ----        ----       ----
Less distributions:
   From net investment income.........     -0-         -0-       (.01)
   From net capital gains.............     -0-        (.14)        -0-
                                            -         ----          -
Total distributions...................     -0-        (.14)      (.01)
                                            -         ----       ----

Net asset value, end of period .......  $18.26      $16.29     $12.08
                                        ======      ======     ======
Total return .........................   12.09%      36.29%     20.83%++
Ratios/supplemental data:
Net assets, end of period
   (millions).........................  $ 44.2      $ 26.9       $ 9.0
Ratio of expenses to average
   net assets:
   Before expense reimbursement ......    1.49%+      1.87%      2.55%+
   After expense reimbursement........    1.48%+      1.48%      1.48%+
Ratio of net investment loss to average net assets:
   Before expense reimbursement ......    (.56)%+     (.79)%    (1.08)%+
   After expense reimbursement .......    (.55)%+     (.39)%    (0.01)%+
Portfolio turnover rate ..............    2.04%      21.49%      4.91%
Average commission rate paid per
   share..............................  $.0693      $.0688      $.0700

#Unaudited.

*Commencement of operations.

+Annualized.

++Not Annualized.

See accompanying Notes to Financial Statements.

                        U.S. Global Leaders Growth Fund

NOTES TO FINANCIAL STATEMENTS
at December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION

      The U.S. Global Leaders Growth Fund (the "Fund") is a non-diversified series of shares of beneficial interest of Professionally Managed Portfolios (the "Trust"), which is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Fund began operations on September 29, 1995. The investment objective of the Fund is to seek growth of capital. The Fund seeks to achieve its objective by investing primarily in common stocks of United States companies that have substantial international activities.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

      The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.
      A. Security Valuation. Investments in securities traded on a national securities exchange or included in the NASDAQ National Market System are valued at the last reported sale price at the close of regular trading on the last business day of the period; securities traded on an exchange or NASDAQ for which there have been no sales and other over-the-counter securities are valued at the last reported bid price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value.
      B. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.
      C. Security Transactions, Investment Income and Distributions. As is common in the industry, security transactions are accounted for on the trade date. The cost of securities owned on realized transactions is relieved on a first-in, first-out basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

      D. Use of Estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

                        U.S. Global Leaders Growth Fund

NOTE 3 - COMMITMENTS AND OTHER RELATED
            PARTY TRANSACTIONS

      For the six months ended December 31, 1997, Yeager, Wood & Marshall, Inc. (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and most of the personnel needed by the Fund. As compensation for its services, the Advisor was entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the Fund. For the six months ended December 31, 1997, the Fund incurred $189,491 in advisory fees.
      The Fund is responsible for its own operating expenses. The Advisor has agreed to limit the Fund's total expenses to not more than 1.48% of average net assets annually. Any such reductions made by the Advisor in its fees or payments or reimbursement of expenses which are the Fund's obligation are subject to reimbursement by the Fund within three years, provided the Fund is able to effect such reimbursement and remain in compliance with applicable expense limitations. The expense reimbursement by the Advisor for the six months ended December 31, 1997 totaled $2,843, and the cumulative unrecouped amount paid by the Advisor from the Fund's inception through December 31, 1997 totalled $105,627.
      Investment Company Administration Corporation (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

      Under $15 million  $30,000
     $15 to $50 million  0.20% of average  daily net assets
     $50 to $100 million 0.15% of average daily net assets $100 to $150 million 0.10% of average daily net assets Over $150 million 0.05% of average daily net assets

      First Fund Distributors, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

      Certain officers and trustees of the Trust are also officers and/or directors of the Administrator and Distributor.

                        U.S. Global Leaders Growth Fund

NOTE 4 - PURCHASES AND SALES OF SECURITIES

      The cost of purchases and the proceeds from sales of securities, other than short-term investments, for the six months ended December 31, 1997 were $14,556,010 and $748,367, respectively.

                                     ADVISOR

                      Yeager, Wood & Marshall, Incorporated
                                630 Fifth Avenue
                            New York, New York 10111
                                 (212) 765-5350


                                   DISTRIBUTOR

                          First Fund Distributors, Inc.
                      4455 East Camelback Road, Suite 261E
                             Phoenix, Arizona 85018


                                    CUSTODIAN

                                 Star Bank, N.A.
                                425 Walnut Street
                             Cincinnati, Ohio 45202


                                  TRANSFER AND
                                    DIVIDEND
                                DISBURSING AGENT

                          American Data Services, Inc.
                                  P.O. Box 5536
                         Hauppauge, New York 11788-0132


                                    AUDITORS

                                Ernst & Young LLP
                             515 South Flower Street
                          Los Angeles, California 90071


                                  LEGAL COUNSEL

                     Paul, Hastings, Janofsky & Walker, LLP
                        345 California Street, 29th Floor
                         San Francisco, California 94104


This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

    Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
  Statements and other information herein are dated and are subject to change.